RIVERS EDGE Indianapolis, IN

KITE REALTY GROUP

KITE REALTY GROUP * KITE REALTY GROUP TRUST TICKER SYMBOL :: KRG (NYSE since 2004) FOUNDED :: 1971 HEADQUARTERS :: Indianapolis, Indiana PORTFOLIO :: 55 OPERATING RETAIL 2 OPERATING COMMERCIAL 4 REDEVELOPMENT 3 IN-PROCESS DEVELOPMENT 64 PROPERTIES SQUARE FOOTAGE :: (MILLIONS) 8.5 OPERATING RETAIL 0.4 OPERATING COMMERCIAL 0.9 REDEVELOPMENT/DEVELOPMENT 9.8 GLA/NRA ANNUAL DIVIDEND :: $.24 2012 TOTAL RETURN :: 30.3% KITE REALTY GROUP TRUST is a full-service, vertically-integrated real estate company engaged primarily in the ownership, operation, development, construction, and acquisition of high quality neighborhood and community shopping centers in selected growth markets in the United States. PRIMARY MARKETS (97% of Operating Portfolio GLA)

RETAIL LANDSCAPE Landlords with premium space are regaining leasing leverage. Capital recycling to enhance portfolio will continue. Limited new supply entering market. Retail store openings continue to increase. Heightened competition in grocery sector with the rise of the specialty grocers. KITE REALTY GROUP * RETAIL REAL ESTATE MARKET

KITE REALTY GROUP * 2013 KITE STRATEGY STRATEGIC OBJECTIVES Stabilize Delray Marketplace, Holly Springs Towne Center, Four Corner Square, and Rangeline Crossing. Continue to focus on leasing up our Operating Portfolio. Target 94%-95.5% occupancy. Grow Same-Store NOI by 3% - 4%. Focus on redevelopment opportunities within our existing portfolio including Gainesville Plaza and Kings Lake Square. Pursue acquisition opportunities in primary markets. Grow EBITDA and de-lever the Balance Sheet.

KITE REALTY GROUP * COMPANY HIGHLIGHTS

KITE REALTY GROUP * COMPANY HIGHLIGHTS FPO

PORTFOLIO DYNAMICS

KITE REALTY GROUP * GEOGRAPHIC DIVERSIFICATION OPERATING PORTFOLIO As of 3/31/13 (1) Primary markets in blue.

KITE REALTY GROUP * MEET OUR CUSTOMERS DEMOGRAPHIC PROFILE

KITE REALTY GROUP * QUALITY RETAIL TENANT BASE (1) Annualized base rent represents the monthly contractual rent for March 2013 for each applicable tenant multiplied by 12. Excludes tenant reimbursements. (2) S&P credit ratings for parent company as of 5/7/2013.

KITE REALTY GROUP * TENANT DIVERSITY NECESSITY DRIVEN TENANT MIX

KITE REALTY GROUP * DEVELOPMENT/REDEVELOPMENT SUMMARY PROPERTY PROPERTY PROPERTY PROPERTY STATE MAJOR TENANTS/CO-ANCHORS PROJECTED COST COST TO DATE % LEASED / COMMITTED ACTUAL / PROJECTED OPENING DEVELOPMENT PROJECTS DEVELOPMENT PROJECTS DEVELOPMENT PROJECTS DEVELOPMENT PROJECTS DEVELOPMENT PROJECTS DELRAY MARKETPLACE DELRAY MARKETPLACE DELRAY MARKETPLACE FL Publix, Frank Theatres, Burt & Max's Grille, Charming Charlie, Chico's, Jos. A. Bank, White House | Black Market 95.0 91.2 84.4% Q4 2012 HOLLY SPRINGS TOWNE CENTER HOLLY SPRINGS TOWNE CENTER HOLLY SPRINGS TOWNE CENTER NC Target (non-owned), Dick's Sporting Goods, Marshall's, Michaels, PETCO, Charming Charlie, Pier 1 Imports, Ulta Salon 57.0 55.3 85.6% Q1 2013 PARKSIDE TOWN COMMONS - PHASE I PARKSIDE TOWN COMMONS - PHASE I PARKSIDE TOWN COMMONS - PHASE I NC Target (non-owned), Harris Teeter (ground lease), Jr. Box 39.0 13.2 59.8% Q2 2014 Development Subtotal 191.0 159.7 REDEVELOPMENT PROJECTS REDEVELOPMENT PROJECTS REDEVELOPMENT PROJECTS REDEVELOPMENT PROJECTS REDEVELOPMENT PROJECTS FOUR CORNER SQUARE FOUR CORNER SQUARE FOUR CORNER SQUARE WA Do It Best Hardware, Walgreens, Grocery Outlet 27.5 23.7 87.1% Q1 2013 BOLTON PLAZA BOLTON PLAZA BOLTON PLAZA FL Academy Sports & Outdoors, LA Fitness/Shops 10.3 3.2 86.7% Q1 2014 RANGELINE CROSSING RANGELINE CROSSING RANGELINE CROSSING IN Earth Fare, Walgreens, Old National Bank, Panera 15.5 7.3 94.5% Q2 2013 Redevelopment Subtotal 53.3 34.2 Development and Redevelopment Total 244.3 193.9 . . . . .

KITE REALTY GROUP * DELRAY MARKETPLACE DELRAY BEACH, FLORIDA KEY STATS OPENED : : February, 2013 PROJECTED OWNED GLA : : 254,686 PROJECT COST : : $95M ANCHORED : : Publix, Frank Theatres/IMAX Cinebowl & Grille SHOPS : : Chico’s, White House | Black Market, Charming Charlie, JoS. A Bank, Apricot Lane, Republic of Couture, Francesca’s, Burt & Max’s Grille and others.

KITE REALTY GROUP * HOLLY SPRINGS TOWNE CENTER HOLLY SPRINGS, NORTH CAROLINA KEY STATS OPENING : : March, 2013 PROJECTED OWNED GLA : : 204,936 PROJECT COST : : $57M PRE-LEASED/COMMITTED : : 85.6% ANCHORED : : Target, Dick’s Sporting Goods, Marshall’s, Michael’s, PETCO SHOPS : : Charming Charlie, ULTA, Pier One Imports, Jos A. Banks, Children’s Place

KITE REALTY GROUP * PARKSIDE TOWN COMMONS RALEIGH, NORTH CAROLINA KEY STATS NEW DEVELOPMENT : : Phase I PROJECTED OWNED GLA : : 98,979 PROJECT COST : : $39M PRE-LEASED/COMMITTED : : 59.8% ANCHORED : : Target, (non-owned) and Harris Teeters

KITE REALTY GROUP * PARKSIDE TOWN COMMONS RALEIGH, NORTH CAROLINA PHASE I PHASE II

KITE REALTY GROUP * RANGELINE CROSSING CARMEL, INDIANA KEY STATS REDEVELOPMENT : : Projected Opening Q2 2013 PROJECTED OWNED GLA : : 84,327 PROJECT COST : : $15.5M PRE-LEASED/COMMITTED : : 94.5% ANCHORED : : Earth Fare, Walgreens, Old National Bank, Panera Bread

KITE REALTY GROUP * RANGELINE CROSSING CARMEL, INDIANA

KITE REALTY GROUP * FOUR CORNER SQUARE MAPLE VALLEY, WASHINGTON KEY STATS REDEVELOPMENT : : Opened Q1 2013 PROJECTED OWNED GLA : : 108,523 PROJECT COST : : $27.5M PRE-LEASED/COMMITTED : : 87.1% ANCHORED : : Do It Best Hardware, Walgreens, Grocery Outlet

KITE REALTY GROUP * FOUR CORNER SQUARE MAPLE VALLEY, WASHINGTON

KITE REALTY GROUP * BOLTON PLAZA JACKSONVILLE, FLORIDA KEY STATS REDEVELOPMENT : : Projected Opening Q1 2014 PROJECTED OWNED GLA : : 155,637 PROJECT COST : : $10.3M PRE-LEASED/COMMITTED : : 86.7% ANCHORED : : Academy Sports & Outdoors, LA Fitness

KITE REALTY GROUP * RECENTLY COMPLETED RIVERS EDGE SUCCESSFULLY REDEVELOPED LEASED : : 100% ANCHORED : : Nordstrom Rack, The Container Store, buybuyBaby, Arhaus Furniture and BGI Fitness

KITE REALTY GROUP * RECENTLY COMPLETED EDDY STREET COMMONS AT NOTRE DAME SUCCESSFULLY DEVELOPED LEASED : : 96% ANCHORED : : Urban Outfitters, Hammes Bookstore, University of Notre Dame

KITE REALTY GROUP * RECENTLY COMPLETED COBBLESTONE PLAZA SUCCESSFULLY DEVELOPED LEASED : : 95% ANCHORED : : Whole Foods

QUALITATIVE CAPITAL RECYCLING STRATEGY:: KITE REALTY GROUP * ACQUISITION/DISPOSITION SUMMARY Continue to dispose of lower tier or un-anchored assets while recycling the capital into quality operating assets with strong tenancy, credit stability, and growth prospects.

KITE REALTY GROUP * RECENT ACQUISITION ACTIVITY CASTLETON CROSSING AND COOL SPRINGS MARKET– INDIANA AND TENNESSEE CASTLETON CROSSING LOCATION :: Indianapolis, IN ACQUIRED :: May, 2013 PURCHASE PRICE :: $39M TOTAL GLA :: 280,000 OWNED GLA :: 280,000 ANCHOR :: TJ Maxx, HomeGoods, Burlington Coat, and Shoe Carnival COOL SPRINGS MARKET LOCATION :: Nashville, TN ACQUIRED :: April, 2012 PURCHASE PRICE :: $37.5M TOTAL GLA :: 285,000 OWNED GLA :: 224,000 ANCHOR :: Dick’s Sporting Goods, Marshall’s, JoAnn’s, Staples, and a non-owned Kroger

KITE REALTY GROUP * RECENT ACQUISITION ACTIVITY SHOPPES AT EASTWOOD AND SHOPPES AT PLAZA GREEN– FLORIDA AND SOUTH CAROLINA SHOPPES OF EASTWOOD LOCATION :: Orlando, FL ACQUIRED :: January, 2013 PURCHASE PRICE :: $11.6M TOTAL GLA :: 69,000 OWNED GLA :: 69,000 ANCHOR :: Publix SHOPPES AT PLAZA GREEN LOCATION :: Greenville, SC ACQUIRED :: December, 2012 PURCHASE PRICE :: $28.8M TOTAL GLA :: 195,534 OWNED GLA :: 195,534 ANCHOR :: BB&B, Christmas Tree Store, Sears, Party City, Old Navy, AC Moore, Shoe Carnival

PUBLIX AT WOODRUFF LOCATION :: Greenville, SC ACQUIRED :: December, 2012 PURCHASE PRICE :: $9.1M TOTAL GLA :: 68,055 OWNED GLA :: 68,055 ANCHOR :: Publix KITE REALTY GROUP * RECENT ACQUISITION ACTIVITY PUBLIX AT WOODRUFF, 12TH STREET PLAZA, AND COVE CENTER – SOUTH CAROLINA AND FLORIDA

OPERATIONAL METRICS/NOI GROWTH

KITE REALTY GROUP * PORTFOLIO OPERATING METRICS FOCUS ON GROWING SMALL SHOP OCCUPANCY :: 6 Straight Quarters of Small Shop Occupancy Trends FOCUS ON OVERALL LEASING % GAINS :: 4 Consecutive Quarters of Total Leasing % Growth RESULT :: REVENUE GROWTH

KITE REALTY GROUP * PROPERTY OPERATING INCOME SS NOI GROWTH THE QUALITY NATURE OF OUR PORTFOLIO AND ASSET LOCATIONS ALLOWS US TO INCREASE AGGREGATE LEASING SPREADS AND GENERATE SIGNIFICANT SAME PROPERTY NOI GROWTH.

KITE REALTY GROUP * ANCHOR/SMALL SHOP SF BREAKDOWN LEASE PORTFOLIO BREAKDOWN STABLE ANCHOR FOUNDATION PROVIDES SMALL SHOP GROWTH OPPORTUNITIES (SF)

BALANCE SHEET ACTIVITY

KITE REALTY GROUP * CAPITAL ACTIVITIES & BALANCE SHEET STRATEGY (1) As of December 31, 2012 REDUCED INTEREST RATE AND INCREASED FLEXIBILITY WITH THE MATURITY SCHEDULE (1) Weighted Average

KITE REALTY GROUP * DEBT & CAPITAL MARKET UPDATES PRIMARY BALANCE SHEET INITIATIVES Manage floating rate debt to a target of less than 20% of total debt. De-levering in process through NOI growth, acquisitions, development deliveries and non-core asset sales. SIGNIFICANT 2012/2013 CAPITAL MARKETS TRANSACTIONS In October 2012, issued 12,075,000 common shares for $5.20 per share resulting in net proceeds of approximately $60 million. Closed on $125 million seven-year unsecured term loan with an interest rate of LIBOR plus 210 to 310 basis points. Closed on an amendment to the $200 million unsecured revolving credit facility that reduced the interest rate across the leverage grid between 15-20 basis points and extended the term to February of 2018, including a one-year extension option. Closed on construction loans for development/redevelopment at Four Corner Square, Rangeline Crossing, and Holly Springs Towne Center – Phase I. In April/May 2013, issued 15,525,000 common shares for $6.55 per share resulting in net proceeds of approximately $97.4 million

KITE REALTY GROUP * SCHEDULE OF DEBT MATURITIES

SHAREHOLDER OBJECTIVES / RETURNS

KITE REALTY GROUP * TOTAL RETURN SUMMARY / THESIS Q1 QTD 2013 TOTAL RETURNS 2012 TOTAL RETURNS KITE REALTY GROUP is focused on growth, quality, and a commitment to it’s shareholders. Accretive growth through a larger asset base remains a strategic objective. The company is actively targeting select investment opportunities to enhance shareholder return. In addition, the company’s commitment to it’s current developments and redevelopments will provide a high quality revenue stream generated by best-in-class assets. We will also continue to enhance the existing portfolio through active management of the various revenue streams, ensuring that every aspect of our business is producing at the highest level.

KITE REALTY GROUP * KRG - RECOVERING STRONG Source: SNL Financial 2.12.10 – 2.12.13

KITE REALTY GROUP * This presentation contains certain statements that are not historical fact and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including, without limitation: national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy; financing risks, including the availability of and costs associated with sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which the Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; risks related to the geographical concentration of our properties in Indiana, Florida and Texas; assumptions underlying our anticipated growth sources; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements (including the FFO and net income estimates), whether as a result of new information, future events or otherwise. SAFE HARBOR